SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Filed by the Registrant  |X|
                 Filed by a Party other than the Registrant  |_|
                           Check the appropriate box:

  |X|  Preliminary Proxy Statement           |_|     Confidential For Use of the
                                                       Commission Only (as
                                                  Permitted by Rule 14a-6(e)(2))

                         | |  Definitive Proxy Statement

                      |_|  Definitive Additional Materials

       |_|  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                            HYPERDYNAMICS CORPORATION
                (Name of Registrant as Specified in Its Charter)

         ______________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee: (Check the appropriate box):

|X|  No  fee  required

|_|  Fee computed on table below per Exchange Act Rule 14a-6(I)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total  fee  paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing  Party:

(4)  Date  Filed:

                            HYPERDYNAMICS CORPORATION
                           9700 BISSONNET, SUITE 1700
                              HOUSTON, TEXAS 77036

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, DECEMBER 8, 2003

     The Annual Meeting of Stockholders (the "Annual Meeting") of HyperDynamics Corporation (the "Company") will be held at the corporate offices of the Company located at 9700 Bissonnet, Suite 1700, Houston, Texas, 77036, on Monday, December 8, 2003 at 10:00 A.M. (CST) for the following purposes:

(1)  To  elect  three  (3)  directors.

(2) To ratify the selection of Malone & Bailey, PLLC as the Company's independent auditor for the fiscal year ending June 30, 2004.

(3) To amend the certificate of incorporation to authorize a total of 250,000,000 shares of common stock.

(4) To amend the certificate of incorporation to vest authority to amend, alter, or repeal Bylaws upon the directors.

(5) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of Common Stock and Series B Preferred Stock of record at the close of business on October 17, 2003 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Kent Watts
                                     Chairman of the Board and President

November  10,  2003
Houston,  Texas

                            HYPERDYNAMICS CORPORATION
                           9700 BISSONNET, SUITE 1700
                              HOUSTON, TEXAS 77036

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, DECEMBER 8, 2003

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of HyperDynamics Corporation, a Delaware corporation (the "Company"), for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company at the corporate offices of the Company located 9700 Bissonnet, Suite 1700, Houston, Texas, 77036, on Monday, December 8, 2003, at 10:00 A.M. (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about November 10, 2003. The cost of solicitation of proxies is being borne by the Company.

     Our Board of Directors has fixed the close of business on October 17, 2003 as the Record Date ("Record Date") for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 27,652,423 shares of the Company's common stock, par value of $0.001 per share (the "Common Stock"), issued and outstanding. As of the Record Date, there were 2,725 shares of the Company's Series B Preferred Stock, par value of $0.001 per share (the "Preferred Stock"), issued and outstanding.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and the presence, in person or by proxy, of a majority of the outstanding shares of the Series B Preferred Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Common Stockholders and Preferred Stockholders will vote on Proposals 1 through 5. Each share of Common Stock is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each share of Series B Preferred Stock is entitled to 7,408 votes on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

     The affirmative vote of a majority of the shares of Common Stock and Series B Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal Numbers 2, 3, 4, and 5.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (II) FOR THE RATIFICATION

OF MALONE & BAILEY, PLLC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2004, (III) FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO AUTHORIZE A TOTAL OF 250,000,000 SHARES OF COMMON STOCK, AND
(IV)  FOR  THE  PROPOSAL  TO  AMEND  THE  CERTIFICATE  OF  INCORPORATION TO VEST
AUTHORITY  TO  AMEND,  ALTER  OR  REPEAL  BYLAWS  UPON  THE  DIRECTORS.

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a later-dated proxy, (b) by written notice of revocation to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

     The shareholder list as of the Record Date will be available for examination by any stockholder for purposes germane to the meeting at our corporate office, 9700 Bissonnet, Suite 1700, Houston, Texas 77036 beginning November 24, 2003, which is ten business days prior to the Meeting Date and the list will be produced and kept at the Annual Meeting.



            _________________________________________________________

                      (1)  TO ELECT THREE (3) DIRECTORS
                              FOR THE ENSUING YEAR
            _________________________________________________________


NOMINEES FOR DIRECTOR

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy and entitled to vote in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

     Kent Watts, age 45, became Chairman of the Board of Directors and was named the Company's President and Chief Executive Officer (CEO) and Chief Financial Officer (CFO) on June 4, 1997. Mr. Watts has been a certified public accountant in Texas since 1985 and a licensed real estate broker since 1979. He received a Bachelor of Business Administration Degree from the University of Houston in 1983. Mr. Watts founded MicroData Systems, Inc., a former subsidiary of the Company, in 1988 and was MicroData's CEO until he became President and Chief Executive Officer of HyperDynamics Corporation. He has extensive experience designing and working with integrated communications network systems and management information systems; additionally he designed the Company's first Integrated Technology Center. He continues to fulfill the dual role as CEO and CFO. As the Company's CEO and Chairman of the Board, he remains primarily responsible for managing the Company's strategic direction and focus on the vertical oil and gas industry. As CFO he manages the capital structure and financing requirements for the company, while overseeing and insuring the Company's compliance with all government reporting requirements as well as any legal issues involving the Company. He holds no other directorships.

     Robert J. Hill, age 49, served as our Chief Operating Officer between June 1996 and June 1997. In July, 1997, Mr. Hill was appointed vice-president of the Company and he resigned that position in October 2002. Before joining Hyperdynamics, Mr. Hill served for two years as vice president of Hudson Trinity Incorporated, a privately held Internet Service Provider and network engineering company that also contracted senior network engineers to Loral Space Systems, Inc., the principal civilian contractor for the design, development and installation of NASA's new manned space flight control center. Previously, Mr. Hill served for three years as Acquisition Manager for Loral Space Systems, Inc. Mr. Hill has earned an MBA degree from South Eastern Institute of Technology and a BA degree from the State University of New York at Potsdam. Mr. Hill currently serves the Company as a Director. He currently works as a major account executive at XO Communications and he holds no other directorships.

     Harry James Briers, age 40, has been a Director since March 2, 2000. He served as the Director of Integrated Information Systems when he joined the company in May 1998. Mr. Briers was also elected as Vice President of Operations for HyperDynamics Corporation and named the Chief Operating Officer. He became the Company's Executive Vice President in October 2002. From 1988 until May 1998, Mr. Briers owned and operated Perfect Solutions, a software consulting firm in Houston, Texas. He has extensive experience in the sale and implementation of mission critical software applications. Prior work experience included consulting for Ernst & Young in their Entrepreneurial Services Group. Mr. Briers has a BS in Accounting and an MBA from the University of Houston-Clear Lake. Mr. Briers continues to operate substantially in a dual service mode. As Executive Vice President he is responsible for managing the daily operations for production of integrated seismic services and he is heavily involved in the marketing and sales of the Company's services including the performance of the responsibilities regarding the Company's oil and gas farmout of the Guinea concession. Mr. Briers also continues to serve as a director for the Company. He holds no other directorships.


EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and positions of each of the executive officers and directors of the Company.

Name                                      Position                Age
---------------------------------------------------------------------

Kent Watts                   Director, Chief Executive Officer,    45
                             and Chief Financial Officer

Robert J. Hill               Director                              49

Harry J. Briers              Director, Vice President-Operations   40
                             Chief Operating Officer

Lewis Ball                   Secretary                             72


     Messrs. Watts and Briers are directors and executive officers of the Company. Mr. Hill is a director. In addition, Lewis E. Ball serves as the Company's corporate secretary.

     Lewis E. Ball, age 72, has served as the secretary of the Company since 1997 and as the Chief Financial Officer from June 1996 to January 1997. Mr.
Ball  has  been a financial consultant to a number of companies since 1993.  Mr.
Ball has served as a director of JVWeb, Inc. since 1997 and as secretary and treasurer of JVWeb, Inc. since 1998. Mr. Ball has many years of industry experience as a Chief Financial Officer with Stevenson Services, Inc. and Richmond Tank Car Company (from 1983 to 1993). Mr. Ball is a Certified Public Accountant and a Certified Management Accountant. Mr. Ball has a B.B.A. in Finance from the University of Texas, and he did post-graduate work in accounting at the University of Houston. He holds no other directorships.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company has no compensation committee, no audit committee, and no nominating committee. Decisions concerning nominees for Director and executive officer compensation for fiscal 2003 were made by the full Board of Directors

     The Board of Directors held special meetings on 1 occasion during the fiscal year ended June 30, 2003, in which all present Directors took part. The Board of Directors also took action by consent on 25 occasions during the fiscal year ended June 30, 2003, in which all present Directors took part.

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors and executive officers. Board vacancies are filled by a majority vote of the Board.

LEGAL  PROCEEDINGS

     On April 9, 2001, we were named as a defendant in a lawsuit styled Wellington, LLC vs. Hyperdynamics Corporation et al. Civil Action# 18811-NC, The Court of Chancery of Delaware.

     The Plaintiff claims that we did not carry out conversion of series A preferred stock to common stock. On August 9, 2002 an "Agreement for Transfer of Claims in Delaware Action to Georgia" was executed by the Plaintiff, Defendant, and their respective counsels. Subsequently, the lawsuit was moved in its entirety to the Atlanta, Georgia to be litigated under the lawsuit discussed BELOW. It was agreed that the Plaintiff in the Delaware action, Wellington, LLC. would become the Defendant in Atlanta.

     On November 5, 2001, we filed a lawsuit that is now styled Hyperdynamics Corporation, Plaintiff, v. J.P. Carey Securities, Inc., J.P. Carey Asset Management LLC, Joseph C. Canouse, John C. Canouse, James P. Canouse, Jeffrey Canouse, Southridge Capital Management LLC, Stephen Hicks a/k/a Steve Hicks, Thomson Kernaghan & Co., Limited, Mark Valentine, Talya Davies, Cache Capital
(USA), L.P., Carpe Diem, Carpe Diem LTD., Wellington, LLC, Minglewood Capital, LLC, Falcon Securities, LTD, Navigator Management LTD., David Sims, and Citco Trustees (Cayman) Limited, Defendants; and Wellington LLC, Counterclaim/Third-Party Plaintiff, v. Hyperdynamics Corporation, a Delaware corporation, Kent Watts, Michael Watts, Robert Hill, Harry J. Briers, DJX, Ltd., a Belize corporation, and Does 1-10, Counterclaim/Third-Party Defendants, Civil Action File No. 2001CV44988, In The Superior Court of Fulton County, State of Georgia.

     We filed our First Amended Complaint against Defendants on September 12, 2002 in which we presented thirteen counts for Causes of Action against defendants including "Violations of Georgia Racketeer Influenced and Corrupt Organizations (RICO) Act (O.C.G.A. SS 16-14-1, ET SEO).

     We believe that more than one of the Defendants worked together to create the appearance of providing initial long-term financing ($3,000,000) and additional financing commitments (up to additional $5,000,000), all from reputable sources, while the Defendants' real plan was to manipulate our stock through contractually prohibited short selling and multiple breaches of the contractually agreed to selling covenants.

     We are subject to counterclaims in the Georgia litigation. The counterclaimants allege that Hyperdynamics and its officers and directors breached their fiduciary duties to shareholders and committed other tortious acts.

     We intend to continue to vigorously pursue damages. The case is still in discovery at this time.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     We have reviewed the Forms 3 and 4 submitted to us relating to the fiscal year ended June 30, 2003. We have found that Harry Briers, Robert J. Hill, and Kent Watts failed to timely file Form 4's during the fiscal year ended June 30, 2003, but they have subsequently filed the required Form 4's. We have also found that DJX Ltd failed to timely file a Form 3 and a Form 4, but it has subsequently filed the required Forms.


EXECUTIVE  COMPENSATION

     The following table reflects all forms of compensation for the fiscal years ended June 30, 2001, 2002 and 2003 for services provided by our named executive officers.

   SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION               LONG TERM COMPENSATION
                            ---------------------------------  ---------------------------------
                                                                       AWARDS           PAYOUTS
                                                               ----------------------  ---------
                                                                           SECURITIES
                                                       OTHER               UNDERLYING                ALL
                                                       ANNUAL  RESTRICTED    OPTIONS                OTHER
NAME AND                                               COMPEN    STOCK        SARs       LTIP       COMPE
PRINCIPLE                      SALARY       BONUS      SATION    AWARDS                 PAYOUTS    NSATION
POSITION             YEAR        $            $          $         $           #           $          $
------------------  ------  -----------  -----------  -------  --------  ------------  ---------  --------
Kent Watts (1)        2003  $   100,000  $147,314(3)  $   -0-  $    -0-  1,100,000(3)  $     -0-  $    -0-
   Chief              2002      100,000   114,123(2)      -0-       -0-    400,000(2)        -0-       -0-
   Executive          2001      100,000    76,796(2)      -0-       -0-    300,000(2)        -0-       -0-
   Officer and
   Chief
   Financial
   Officer
------------------  ------  -----------  -----------  -------  --------  ------------  ---------  --------
Harry Briers          2003  $    87,100  $147,314(3)  $   -0-  $    -0-  1,100,000(3)  $-0-  $-0-
   Chief              2002       79,200   114,123(2)      -0-       -0-    400,000(2)   -0-   -0-
   Operating          2001       79,200    76,796(2)      -0-       -0-    300,000(2)   -0-   -0-
   Officer and
   Vice President of
   Operations
------------------  ------  -----------  -----------  -------  --------  ------------  ---------  --------

(1) On July 21, 1999, the Board of Directors of Hyperdynamics Corp. unanimously agreed to the terms of an "Executive Employment Agreement" for Kent Watts. The Agreement was duly executed on July 21, 1999 which establishes Mr. Watts as our President, Chief Executive Officer (CEO), and Chief Financial Officer (CFO). In the agreement it is noted that we intend to hire a new CFO at the time the board deems it to be beneficial. At that time, Mr. Watts will continue his responsibilities as President and CEO while relinquishing his duty as CFO. As of June 30, 2003, Mr. Watts is still acting as our CFO. The contract allows for a base salary of $100,000 annually with a performance based incentive salary based on 5% of adjusted net income, up to an additional $100,000 in salary. Therefore, maximum salary under the Agreement is $200,000 annually. This agreement has been renewed on a year-by-year basis under the same terms.

(2) On July 25, 2001 we approved a warrant package for our officers. Each officer obtained 1,500,000 3-year warrants for restricted common stock with a strike price of $0.40, of which 300,000 were earned in fiscal 2001 but vested on the grant date, which occurred during fiscal 2002. An additional 400,000 warrants were earned in fiscal 2002.

(3) On August 26, 2002, the strike price of the warrants described in note (2) was reduced to $.23. The repricing of the warrants was valued as a new grant in fiscal 2003. This table reflects the $122,857 original fair value of the 400,000 warrants earned during 2003 and $24,457 fair value attributable to the repricing of 1,100,000 warrants for a total of $147,314.

OPTION/SAR  GRANTS  TABLE

                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                             [Individual Grants]
========================================================================================================
                                                                MARKET
                              NUMBER OF    PERCENT OF TOTAL     PRICE ON
                             SECURITIES      OPTIONS/SARS      EXERCISE OR    DATE OF
          NAME               UNDERLYING       GRANTED TO       BASE PRICE      AWARD    EXPIRATION DATE
                            OPTIONS/SARS     EMPLOYEES IN        ($/SH)       ($/SH)
                             GRANTED (#)      FISCAL YEAR

           (a)                   (b)              (c)              (d)          (d)           (e)
==========================  =============  =================  =============  =========  ================
Kent P. Watts
CEO and
Chief Financial Officer           300,000                 8%  $        0.23  $    0.27  July 25, 2004(1)
==========================  =============  =================  =============  =========  ================
Kent P. Watts
CEO and
Chief Financial Officer           400,000                11%           0.23       0.27  July 25, 2005(1)
==========================  =============  =================  =============  =========  ================
Kent P. Watts
CEO and
Chief Financial Officer           400,000                11%           0.23       0.27  July 25, 2006(1)
==========================  =============  =================  =============  =========  ================
Kent P. Watts
CEO and
Chief Financial Officer           400,000                11%           0.23       0.27  July 25, 2007(1)
==========================  =============  =================  =============  =========  ================
Harry Briers
COO and Vice President of
Operations                        300,000                 8%           0.23       0.27  July 25, 2004(1)
==========================  =============  =================  =============  =========  ================
Harry Briers
COO and Vice President of
Operations                        400,000                11%           0.23       0.27  July 25, 2005(1)
==========================  =============  =================  =============  =========  ================
Harry Briers
COO and Vice President of
Operations                        400,000                11%           0.23       0.27  July 25, 2006(1)
==========================  =============  =================  =============  =========  ================
Harry Briers
COO and Vice President of
Operations                        400,000                11%           0.23       0.27  July 25, 2007(1)
========================================================================================================

(1) On July 25, 2001 we approved a warrant package for our named officers where 3,000,000 warrants for restricted common stock were granted. No other options or warrants were granted during the fiscal year. Mr. Watts and Mr. Briers each obtained 1,500,000 3-year warrants for restricted common stock with a strike price of $0.40; the strike price was reduced on August 26, 2002 to $.23. 1,100,000 warrants are vested currently and 400,000 vest on July 25, 2004. The warrants expire three years from the date of vesting. Thus, 300,000 warrants expire July 25, 2004, 400,000 expire on July 25, 2005, 400,000 expire on July 25, 2005, and the remaining unvested 400,000 warrants, provided that they vest, will expire on July 24, 2007.

                                       AGGREGATE OPTIONS EXERCISES IN LAST FISCAL YEAR
                                              AND FISCAL YEAR END OPTION VALUES

-----------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                        SHARES                                            SECURITIES           IN THE MONEY OPTIONS AT FISCAL YEAR
                      ACQUIRED ON              VALUE               UNDERLYING OPTIONS AT FYE                  END
     NAME              EXERCISE               REALIZED             EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
---------------  ---------------------  --------------------  -----------------------------------  --------------------------
Kent P. Watts
CEO and
Chief Financial                      0                     0                      700,000/800,000  $         560,000/$640,000
Officer
---------------  ---------------------  --------------------  -----------------------------------  --------------------------
Harry Briers
COO and
Vice President                       0                     0                      700,000/800,000  $         560,000/$640,000
of Operations
-----------------------------------------------------------------------------------------------------------------------------

Mr. Watts and Mr. Briers did not exercise any warrants. All of the warrants were in the money at fiscal year end 2003. Mr. Watts and Mr. Briers hold 1,500,000 warrants for restricted common stock of which 700,000 were vested as of June 30, 2003. Thus, there are another 800,000 that vest, 400,000 in each of the next two years in July 2003 and July 2004.

DIRECTOR  COMPENSATION

There were no options or other compensation granted by the board for services rendered during the fiscal year ended 2003. There have been no director meeting expense reimbursements for 2003 and 2002.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Other than Kent Watts' employment contract, as disclosed in Note 1 to the Summary Compensation Table, there are no employment contracts nor are there termination of employment and change-in-control agreements between Hyperdynamics and its executive officers.


REPORT  ON  REPRICING  OF  OPTIONS/SARS

On August 26, 2002, the officer warrants previously issued to Kent Watts and Harry Briers on July 25, 2001 were repriced from an exercise price of $.40 per share to $.23 per share. At that time there were 1,500,000 warrants outstanding for each of these officers; thus a total of 3,000,000 warrants owned by the named executive officers were repriced. The warrants were repriced because declining prices had rendered them out-of-the money. The new exercise price, $.23, was 85% of the then-market price, $.27.

EMPLOYEE  STOCK  AND  STOCK  OPTION  PLAN

The Stock Option Plan of Hyperdynamics dated effective May 7, 1997 initiated by the Board of Directors authorized 1,620,000 shares. The Board of Directors amended this plan on December 3, 2001 as the "Stock and Stock Option Plan" and increased the total shares available under the plan by 3,500,000 additional shares. This brought the total shares that could be issued under these plans to 5,120,000. As of June 30, 2003, options to purchase 1,628,100 shares have been granted under these plans and of those, 1,421,964 have been exercised and 206,136 have expired or been forfeited and made available for reissue. In addition, 3,618,094 shares have been issued directly as compensation under these plans. Thus, a total of 5,040,058 shares have been issued under the Plan. As of June 30, 2003, 79,942 shares are available to be issued or granted pursuant to employment or consulting agreements or other determination by the board of directors.

In addition to the Stock and Stock Option Plan, we have entered into Individual Compensation Arrangements. Pursuant to these arrangements, we presently have warrants to purchase 3,890,000 shares of common stock at a weighted average price of $.25 per share which are currently outstanding and are derived from the following events:

(a) On January 15, 2001, we issued warrants to purchase 30,000 common shares to a customer in conjunction with its execution of a contract to purchase ITC services from us and to provide marketing services for us. These warrants are exercisable at a price of $1.50 per share and expire on December 1, 2004.

(b) On September 26, 2002, we awarded warrants to purchase 50,000 shares of common stock at $.28 per share to an employee. This employee resigned during April 2003, thus forfeiting the warrants that had not yet vested. As a result, she holds warrants to purchase 10,000 shares of restricted common stock exercisable at $.28 per share and expiring on September 26, 2005.

(c) On June 30, 2003, we approved an individual compensation arrangement for a consultant who provided investment relations services. The compensation was 150,000 two-year warrants for unregistered 144 restricted common stock with a strike price of $0.50.

(d) On August 26, 2002 we repriced warrants previously awarded on July 25, 2001 pursuant to an individual compensation arrangement for each of our four officers whereby 1,500,000 warrants for restricted common stock were granted with an annual vesting for each officer with required continued employment, scheduled as follows:

           Immediate vesting     300,000
            July  26,  2002      400,000
            July  26,  2003      400,000
            July  26,  2004      400,000


The warrants are for three years from the date of vesting at a price of $0.23 per share with a cashless exercise provision. On August 26, 2002 the strike price was reduced from $0.40 to

$0.23 per share. On November 9, 2001, one officer exercised his 300,000 warrants through a cashless exercise with a closing price of $0.60 per share on November 8, 2001 and he was issued 100,000 shares of restricted common stock. We no longer employ this officer so the remaining 1,200,000 warrants allocated to him have been forfeited. Another officer resigned in October 2002 and forfeited the 800,000 warrants that had not yet vested. Therefore, the outstanding warrants as of October 3, 2003 pursuant to the warrants originally awarded on July 25, 2001 total 3,700,000.

Under the Stock and Stock Option plan, options will vest over a five-year or other negotiated period and will have a strike at a price set at the time of grant and based on the then current market value of the stock. Our President has the authority as given by the Board of Directors to negotiate stock option agreements with corporate consultants as well.

The purpose of the stock option program will be to further our interest, and the interest of our subsidiaries and our stockholders by providing incentives in the form of stock or stock options to key employees, consultants, and directors who contribute materially to our success and profitability. We believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel as employees, independent consultants, and attorneys. The issuance of stock and grants of options and warrants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. We pay wages, salaries, and consulting rates that we believe are competitive. We use the Stock Option Plan and Individual Compensation Arrangements to augment our available compensation packages.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at October 17, 2003, with respect to the beneficial ownership of shares of Common Stock by (1) each person who owns beneficially more than 5% of the outstanding shares of Common Stock,
(2) each of our directors, (3) each of our executive officers, and (4) all of our executive officers and directors as a group.

Name and Address of          Shares Beneficially Owned
Beneficial Owner
                                 Number        Percent

  Kent Watts                   23,860,729(1)     45.5%
  9700 Bissonnet,
  Suite 1700
  Houston, Texas 77036

  Robert J. Hill                1,041,537(2)      2.0%
  9700 Bissonnet,
  Suite 1700
  Houston, Texas 77036

  Harry James Briers            1,671,758(3)      3.2%
  9700 Bissonnet,
  Suite 1700
  Houston, Texas 77036

  Lewis E. Ball                     8,000         0.0%
  9700 Bissonnet
  Suite 1700
  Houston, Texas  77036

  DJX Ltd.                     21,048,100(4)     40.0%
  4438 West 10th Avenue
  Vancouver, BC V6R4R8

  All directors and executive  26,582,024        50.8%
  officers as a group

(1) This amount includes 815,000 shares held in certificates; currently exercisable warrants to purchase 1,100,000 shares at $.23; 697,629 shares that would be issued if a convertible note payable for accrued salary had been converted at October 17, 2003; and 21,048,100 shares deemed as indirectly owned by Kent P. Watts based on his relationship with DJX Ltd., whose shares he presently has the authority to vote and which is half owned by his minor children (See Note 4).

(2) This amount includes currently exercisable warrants to purchase 700,000 shares of common stock of the company at $.23 and 341,537 shares that would be issued if a convertible note payable for accrued salary had been converted at October 17, 2003.

(3) This amount includes 15,350 shares of common stock; currently exercisable warrants to purchase 1,100,000 shares at $.23; and 556,408 shares that would be issued if a convertible note payable for accrued salary had been converted at October 17, 2003.

(4) On May 31, 2001 a stock exchange agreement was completed to acquire SCS Corporation as a wholly owned subsidiary. We issued 2,725 shares of Series B Preferred Stock to pay for the acquisition. Each share of Series B Preferred Stock carries a $1,000 per share face value and is convertible by written request into common stock at the lesser of $0.135 per share or 50% of the closing bid price on conversion. On June 30, 2003 the closing bid price was $.80 per share. Thus if 100% of this series B Preferred was converted at the lesser $.135 amount per share, the shares common stock shares issued would be 20,185,185. This presentation is prepared as if full conversion has occurred. Additionally, during the year ended June 30, 2003, Hyperdynamics issued 862,915 shares of common stock to DJX Ltd in payment of $172,583 of dividends. DJX Ltd. is a foreign corporation whose shareholders are the grand children of Ernest M. Watts, the father of Kent P. Watts, our Chairman, CEO, and President. Two of the grand children are the minor children of Kent P. Watts. As of June 30, 2003, voting rights in DJX Ltd. stock were exercised by Ernest M. Watts, however Kent Watts currently exercises that control.


CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

Our Board of Directors has adopted a policy that all of our affairs will be conducted by standards applicable to publicly-held corporations and that we will not enter into any transactions or loans between us and our officers, directors and 5% shareholders, unless the terms are no less favorable than we could obtain from independent, third parties, and that these types of transactions must be approved by our disinterested directors.

Michael Watts, the brother of Kent Watts, the Chairman, President and CEO, is our consultant. In April 1999, we granted Michael Watts 350,000 options exercisable at a strike price of $.50 per share that expire in March 2001, pursuant to the consulting agreement. On January 10, 2001 a new consulting agreement was signed with Michael Watts and he was paid a $75,000 retainer to be applied against services to be rendered. On July 25, 2001 the board of directors granted Michael Watts 125,000 options at a price of $.80 cents per share as additional compensation for the consulting agreementOf all the 850,000 options Michael Watts has received for consulting compensation since April 1996, he has exercised 843,819 options as of September 25, 2002. On that date he held 6,181 options exercisable at a strike price of $.50 per share. These options expired March 31, 2003.

On November 30, 2001, we contracted with GeoServ Marketing, a company owned by Michael Watts, brother of Kent Watts. Under the Agreement, GeoServ was hired to help implement the complete business development plan for tape transcription revenues of SCS Corporation, our wholly owned subsidiary. The Contract provided for a fixed fee of $375,000, which was paid by the issuance of stock. On March 1, 2002 the Agreement with GeoServ Marketing was amended to include work associated with the establishment and organization and marketing of Guinea Hydrocarbon Resource Corporation, GHRC, and additional specific fees were approved in the amount of $250,000. The $250,000 was paid by the issuance of stock pursuant to our Stock and Stock Option Plan. We paid an additional $67,500 attributable to work performed between April and June 30, 2002 with the issuance of stock. On February 26, 2003 accrued expenses of $82,500 through December 31, 2002 were paid to Geoserv Marketing for services rendered from August 2002 through December 31, 2002 and 305,556 shares were issued.

On May 31, 2001, a Stock Exchange Agreement was executed by and among us, DJX Ltd., a Belize corporation ("DJX") being the sole stockholder of all capital stock of SCS Corporation, a Delaware corporation ("SCS") and J. Hamilton, being a control person of DJX and SCS. DJX Ltd., a Belize company has now obtained a controlling interest in Hyperdynamics through the receipt of 2,725 shares of Series B Preferred Stock. Each share of Series B Preferred Stock has the equivalent voting rights of 7,408 shares of common stock and the rights to receive notice and vote on any matters that common stock shareholders can vote on. Additionally, during the year ended June 30, 2003, DJX Ltd received 862,915 shares of Hyperdynamics common stock in payment of dividends. Thus, DJX, Ltd. has 21,048,100 votes with the total common stock outstanding June 30, 2003 of 27,631,573 shares. This was 44.3% of the outstanding voting rights. DJX Ltd. is a foreign corporation with the shareholders being the grand children of Ernest
M. Watts, the father of Kent P. Watts, the Chairman, CEO, and President for our Company. Two of the grand children are the minor children of Kent P. Watts. As of fiscal year end June 30, 2003, Ernest M. Watts exercised their voting rights in DJX Ltd.; however, currently Kent Watts controls their stock, as referenced in the beneficial security ownership table above.


RESIGNATION  OF  DIRECTOR

     On July 10, 2001, Mr. Christopher St. Laurent resigned as a director. In a letter to us dated July 10, 2001, Mr. Laurent said that he believes that our recent acquisition of ASACK Corporation (now known as SCS Corporation) was not in the best interests of our shareholders and involved a conflict of interest involving our Chief Executive Officer, Kent Watts. Kent Watts informed the Board that he had a conflict of interest prior to the vote for the acquisition and he abstained from the vote.

            _________________________________________________________

              (2) TO RATIFY THE SELECTION OF MALONE & BAILEY, PLLC
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                    FOR THE FISCAL YEAR ENDING JUNE 30, 2004
            _________________________________________________________

     The Board of Directors has selected Malone & Bailey, PLLC as the Company's independent auditor for the current fiscal year. Malone and Bailey has been our independent auditor since fiscal 2000. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.

     The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Malone & Bailey, PLLC, independent auditor of the Company for the fiscal year ending June 30, 2004. This ratification in Proposal Number 2 requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event that the Stockholders do not ratify the appointment of Malone & Bailey, PLLC as independent auditor, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 2004.

     A representative of Malone & Bailey is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of Malone & Bailey, PLLC as independent auditor for fiscal year ending June 30, 2004.


AUDIT  FEES

     Malone & Bailey, PLLC has billed us an aggregate amount of $9,240 for professional services rendered for their reviews of the financial statements included in our Forms 10-QSB for the fiscal year ended June 30, 2003 and $22,230 for the audit of the fiscal year ended June 30, 2003. No other accounting firm has performed or billed us for professional services relating to audits or reviews for the fiscal year ended 2003.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended 2003 Malone & Bailey, PLLC did not bill us for, nor perform, any financial information systems design or implementation. For the fiscal year ended 2003, no other accounting firm has performed or billed us for professional services relating to information systems design or implementation.

ALL  OTHER  FEES

     For the fiscal year ended 2003 Malone & Bailey did not bill us for, nor perform, any other services.

AUDITOR  INDEPENDENCE

     Our Board of Directors considers that the work done for us for the fiscal year ended 2003 by Malone & Bailey, PLLC is compatible with maintaining Malone & Bailey, PLLC's independence.

AUDITOR'S  TIME  ON  TASK

     At least 50% of the work expended by Malone & Bailey, PLLC on the audit for the fiscal year ended 2003 was attributed to work performed by Malone & Bailey, PLLC full-time, permanent employees.

            _________________________________________________________

             (3) PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
           TO AUTHORIZE A TOTAL OF 250,000,000 SHARES OF COMMON STOCK
            _________________________________________________________

     The board of directors unanimously recommends a vote FOR the proposal to amend the Certificate of Incorporation to authorize a total of 250,000,000 shares of common stock.

     The affirmative vote of a majority of the shares of Common Stock and Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the actions described in this Proposal Number 3.

     Our Certificate of Incorporation presently authorizes 50,000,000 shares of common stock. On October 17, 2003, we had outstanding approximately 27,652,423 shares of common stock. On October 17, 2003, we had 4,662,500 warrants for restricted stock outstanding, notes payable convertible to 1,595,573 outstanding, and subscribed but unissued shares of 877,329. If, on October 17, 2003, our Series A Preferred Stock had been converted into common stock, we would have issued approximately 2,401,000 shares of common stock. If, on October 17, 2003, our Series B Preferred Stock had been converted into common stock, we would have issued approximately 20,185,000 shares of common stock. If, on October 17, 2003, all convertible instruments had been converted, then on that date we would have had outstanding a total of 50,000,000 shares of common and we would have been unable to issue approximately 5,778,252 additional shares of common stock required by such exercises and conversions.

     The purpose of this amendment is to allow us to reserve a sufficient number of shares of common stock for option exercises and preferred stock conversions, and to have a sufficient number of shares of common stock available for future issuance related to capital raising, financing transactions and compensation plans. Although we continually evaluate capital raising, financing transactions and compensation plans, we have no definite capital raising, financing transactions or compensation plan actions or proposals at this time.

     The  amendment  will  amend  in  its  entirety  only the first paragraph of
ARTICLE  IV  to  read  as  follows:

     "ARTICLE  IV

     (a) The aggregate number of shares of common stock which the corporation shall have authority to issue is 250,000,000 shares of common stock, par value $.001 per share. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable."

In compliance with Item 13(a), we hereby incorporate by reference all relevant information contained in our Form 10KSB for the fiscal year ended June 30, 2003, which is delivered herewith.

            _________________________________________________________

             (4)  PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
               TO VEST AUTHORITY TO AMEND, ALTER OR REPEAL BYLAWS
                               UPON THE DIRECTORS
            _________________________________________________________

     The Board of Directors unanimously recommends a vote FOR the proposal to amend the Certificate of Incorporation to vest authority to amend, alter or repeal bylaws upon the Directors.

     The affirmative vote of a majority of the shares of Common Stock and Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the action described in this Proposal Number 4.

     The Board believes that it is in the best interest of the Corporation to vest the authority to amend, alter or repeal bylaws in the Directors as a general administrative matter in efficiently conducting the affairs of the Corporation.

"A new Article XII shall be added to read:

                                   ARTICLE XII

     As authorized under Section 109 of Delaware Corporation Law and Article VIII of the Corporations Bylaws, the power to amend, alter or repeal Bylaws shall be vested in the Directors of the Corporation."

            _________________________________________________________

                                (5) OTHER MATTERS
            _________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE  PROPOSALS  OF  STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the next Annual Meeting of Stockholders is May 1, 2004.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Kent Watts
                                         Chairman of the Board and President

November  10,  2003
Houston,  Texas

                                                                       EXHIBIT A

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION


HYPERDYNAMICS CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of HYPERDYNAMICS CORPORATION resolutions were duly adopted setting forth two proposed amendments of the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments is as follows:

     RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Article IV" so that, as amended, the first paragraph only of said Article shall be and read as follows:

     "(a) The aggregate number of shares of common stock which the corporation shall have authority to issue is 250,000,000 shares of common stock, par value $.001 per share. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable."

     AND RESOLVED, that the Certificate of Incorporation of this corporation be amended to add a new Article, "Article XII", which shall read as follows:

                                  "ARTICLE XII

     As authorized under Section 109 of Delaware Corporation Law and Article VIII of the Corporations Bylaws, the power to amend, alter or repeal Bylaws shall be vested in the Directors of the Corporation."


     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said HYPERDYNAMICS CORPORATION has caused this certificate to be signed by Kent Watts, its President and attested by Lewis Ball, its Secretary, this _____ day of ____________________ 2003.

                                   Hyperdynamics  Corporation

                                   By:  _____________________
                                           Kent  Watts,  President
ATTEST:

By:  __________________________
       Lewis  Ball,  Secretary

THE STATE OF TEXAS    )
COUNTY OF HARRIS      )

     BEFORE ME, the undersigned authority, on this day personally appeared Kent Watts, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL of this office the _____ day of _____________________ 2003.


                                       _____________________________
                                       NOTARY  PUBLIC  IN  AND  FOR
                                       THE  STATE  OF  TEXAS
THE STATE OF TEXAS    )
COUNTY OF HARRIS      )

     BEFORE ME, the undersigned authority, on this day personally appeared Kent Watts, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL of this office the _____ day of _____________________ 2003.


                                   _____________________________
                                   NOTARY  PUBLIC  IN  AND  FOR
                                   THE  STATE  OF  TEXAS

                                      PROXY

                            HYPERDYNAMICS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, DECEMBER 8, 2003

     The undersigned hereby appoints Kent Watts and Robert J. Hill, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of HyperDynamics Corporation held of record by the undersigned on October 17, 2003, at the Annual Meeting of Stockholders to be held at the corporate offices of the Company located at 9700 Bissonnet, Suite 1700, Houston, Texas, 77036, on Monday, December 8, 2003 at 10:00 A.M. (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (II) FOR THE RATIFICATION OF MALONE & BAILEY, PLLC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2004, (III) FOR THE AMENDMENT TO AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZE A TOTAL OF 250,000,000 SHARES OF COMMON STOCK, AND (IV) FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO VEST AUTHORITY TO AMEND, ALTER OR REPEAL BYLAWS UPON THE DIRECTORS.


1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

     |_|   FOR all nominees listed                |_|    WITHHOLD authority to
     below  except  as  marked                    vote  for  all  nominees
     to  the  contrary.                           Below.

            Kent Watts             Robert J. Hill         Harry James Briers

2. PROPOSAL TO RATIFY THE SELECTION OF MALONE & BAILEY, PLLC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

     |_|     FOR               |_|  AGAINST               |_|  ABSTAIN

3. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO AUTHORIZE A TOTAL OF 250,000,000 SHARES OF COMMON STOCK.

     |_|     FOR               |_|  AGAINST               |_|  ABSTAIN


4. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO VEST AUTHORITY TO AMEND, ALTER OR REPEAL BYLAWS UPON THE DIRECTORS.

     |_|     FOR               |_|  AGAINST               |_|  ABSTAIN


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     |_|     FOR               |_|  AGAINST               |_|  ABSTAIN


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
_____________________                     ___________________________________
Number of Shares Owned                    Signature
on October 17, 2003

                                          ___________________________________
                                          (Typed or Printed Name)
                                          ___________________________________
                                          Signature if held jointly
                                          ___________________________________
                                          (Typed or Printed Name)

                                          DATED:  ___________________________


            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.